UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 1, 2009
                                                           -----------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                           001-31566                42-1547151
------------------------------    ----------------------       ----------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                 07306-4599
------------------------------------------                 ----------
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operation and Financial Condition.
           ---------------------------------------------

     On May 1, 2009, Provident Financial Services, Inc. (the "Company") issued a press release reporting its financial results for the three months ended March 31, 2009. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 7.01  Regulation FD Disclosure.
           -------------------------

     On May 1, 2009, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.11 per common share, payable on May 29, 2009 to stockholders of record on May 15, 2009. The Company also announced the results of its 2009 Annual Meeting of Stockholders.

     These announcements were included as part of the press release announcing financial results for the quarter ended March 31, 2009 issued by the Company on May 1, 2009 and attached as Exhibit 99.1 to this report. A copy of the press release is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

          (a)  Financial Statements of Businesses Acquired. Not applicable.

          (b)  Pro Forma Financial Information. Not applicable.

          (c)  Shell Company Transactions. Not applicable.

          (d)  Exhibits.

                  Exhibit No.               Description
                  -----------               -----------
                    99.1                    Press release issued by the Company
                                            on May 1, 2009 announcing its
                                            financial results for the three
                                            months ended March 31, 2009, the
                                            declaration of a quarterly cash
                                            dividend, and the results of the
                                            2009 Annual Meeting of Stockholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        PROVIDENT FINANCIAL SERVICES, INC.


Date:  May 1, 2009                   By:  /s/ Paul M. Pantozzi
                                          ------------------------
                                          Paul M. Pantozzi
                                          Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------
99.1 Press release issued by the Company on May 1, 2009 announcing its financial results for the three months ended March 31, 2009, the declaration of a quarterly cash dividend, and the results of the 2009 Annual Meeting of Stockholders.